EXHIBIT 99.1

FOR IMMEDIATE RELEASE
---------------------

RESOURCES CONNECTION, INC. REPORTS FIRST QUARTER RESULTS

First Quarter Revenue Improves 10%

Costa Mesa, Calif., September 27, 2006 -- Resources Connection, Inc. (NASDAQ:
RECN), an international professional services firm that provides, through its operating subsidiary, Resources Global Professionals, experienced accounting and finance, risk management and internal audit, information management, human capital, supply chain management and legal professionals to clients on a project basis, today announced financial results for its first quarter ended August 31, 2006.

Total revenue for the first quarter of fiscal 2007 improved 10.4% to $165.1 million from $149.6 million for the same quarter in fiscal 2006.

The Company adopted SFAS 123(R), the accounting pronouncement requiring the recognition of compensation expense relating to employee stock option grants and employee stock purchases, effective with the Company's first quarter of fiscal 2007. Because SFAS 123(R)has been adopted prospectively, net income for the quarter ended August 31, 2006 is not comparable to net income for the quarter ended August 31, 2005. Net income on a generally accepted accounting principles
(GAAP) basis for the quarter ended August 31, 2006, was $11.0 million, or $0.22 per diluted share, which includes non-cash stock-based compensation expense of $4.7 million on a pre-tax basis and$516,000 of tax benefits related to stock-based compensation. Non-GAAP net income for the first quarter of fiscal 2007, which excludes stock-based compensation expense and the related income tax effect, was $15.1 million, or $.30 per diluted share. Net income (on a GAAP basis) for the quarter ended August 31, 2005, was $15.1 million, or $.29 per diluted share.

"Resources is off to a strong start in fiscal 2007," said Chairman and CEO of Resources Global Professionals Donald Murray. "Our established client base, the high-quality service our associates provide, and the strength of our business model continue to help us grow as we continue to deliver on our global growth strategy. Our international practices performed well during the summer quarter even though we experienced a typical summer slow down. We look forward to our continued expansion in Europe and Asia and to partnering with our multi-national clients around the world."

ABOUT RESOURCES GLOBAL PROFESSIONALS

Resources Global Professionals is an international professional services firm that helps business leaders execute internal initiatives. The Company provides accounting and finance, human capital, information management, supply chain management, internal audit/risk management, and legal services on a project basis. In addition to its project professional services, Resources Global Professionals has established itself as a leading business services provider for companies seeking independent and cost effective assistance for meeting or complying with many of the complex business and regulatory issues in today's marketplace.

Resources was founded in 1996 within a Big Four firm. Today, we are a publicly traded company (NASDAQ: RECN) with more than 75 practice offices and 3,600 professionals. Headquartered in Costa Mesa, California, Resources serves more than half of the Fortune Global 100.

This year, Resources debuted at #21 on Business Week's 100 Hot Growth Companies list and #61 on Fortune's list of the 100 Fastest-Growing Companies. Resources is also ranked #16 on Forbes 200 Best Small Companies list (marking the fourth straight year Resources has appeared on the Best Small Companies list) and #3 on Forbes 100 Best Mid-Cap Stocks for 2005. The Company is listed on NASDAQ's new Global Select Market, the exchange's highest listing tier. More information about Resources is available at http://www.resourcesglobal.com.

Resources will hold a conference call for interested analysts and investors at 5:00 pm, EDT today, September 27, 2006. This conference call will be available for listening via a webcast on the Company's Internet web site, at http://www.resourcesglobal.com.

Certain statements in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as "anticipates," "believes," "can," "continue," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "should," or "will" or the negative of these terms or other comparable terminology. Such statements and all phases of Resources Connection's operations are subject to known and unknown risks, uncertainties and other factors, including seasonality, overall economic conditions and other factors and uncertainties as are identified in Resources Connection's Form 10-K for the year ended May 31, 2006 (File No. 0-32113). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Resources Connection's, and its industry's, actual results, levels of activity, performance or achievements may be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. The Company undertakes no obligation to update the forward-looking statements in this press release.

The Non-GAAP Income Statement in this release excludes stock-based compensation expense from the following non-GAAP line items: non-GAAP selling, general and administrative expenses, non-GAAP operating income before amortization and depreciation, non-GAAP operating income, non-GAAP income before provision for income taxes, non-GAAP provision for income taxes, non-GAAP net income, non-GAAP net income per diluted share, and non-GAAP diluted shares used in net income per share calculation.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures and the Non-GAAP Income Statement are not based on any comprehensive set of accounting rules or principles. Resources believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Resources' results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Resources' results of operations in conjunction with the corresponding GAAP measures.

Resources believes that the presentation of non-GAAP selling, general and administrative expenses, non-GAAP operating income before amortization and depreciation, non-GAAP operating income, non-GAAP income before provision for income taxes, non-GAAP provision for income taxes, non-GAAP net income, non-GAAP net income per diluted share and non-GAAP diluted shares used in net income per share calculation, when presented in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and results of operations.

For its internal budgeting process, Resources' management uses financial statements that do not include stock-based compensation expense related to employee stock options and employee stock purchases, and the income tax effects thereof. Resources' management also uses the foregoing non-GAAP measures, in addition to the corresponding GAAP measures, in reviewing the financial results of Resources.

For additional information on the items excluded by Resources Connection, Inc. from one or more of its non-GAAP financial measures, and for additional information regarding these non-GAAP measures, we refer you to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission

Press Contact:
Sarah Lazarus
(978) 369-4478
Sarah@CL-Media.com

Company Contact:
Steve Giusto, Chief Financial Officer
(714) 430-6500
Steve.Giusto@resources-us.com

                           RESOURCES CONNECTION, INC.
                                INCOME STATEMENT
                    (in thousands, except per share amounts)

                                                           Quarter
                                                      Ended August 31,
                                                ----------------------------
                                                    2006            2005
                                                ------------    ------------
                                                         (unaudited)
Revenue                                         $    165,107    $    149,588
Direct costs of services                              99,919          90,650
                                                ------------    ------------
Gross profit                                          65,188          58,938

Selling, general and administrative
 expenses (1)                                         44,798          34,092
                                                ------------    ------------
Operating income before amortization and
 depreciation (1)                                     20,390          24,846
Amortization of intangible assets                        418             435
Depreciation expense                                   1,356             492
                                                ------------    ------------
Operating income (1)                                  18,616          23,919
Interest income                                       (1,909)           (972)
                                                ------------    ------------
Income before provision for income taxes (1)          20,525          24,891
Provision for income taxes (2)                         9,574           9,832
                                                ------------    ------------
Net income (1) (2)                              $     10,951    $     15,059
                                                ------------    ------------
Diluted net income per share                    $       0.22    $       0.29
                                                ------------    ------------
Diluted shares                                        49,775          51,434
                                                ------------    ------------

(1) Includes $4,701 of expense in the quarter ended August 31, 2006 related to the mandatory requirement to recognize compensation expense related to employee stock option grants and employee stock purchases, effective with the Company's first quarter of fiscal 2007. There was no corresponding expense in the quarter ended August 31, 2005.

(2) The Company's effective tax rate, absent the impact of the adoption of the requirement to recognize compensation expense related to employee stock option grants and employee stock purchases, was 40% in the quarter ended August 31, 2006, compared to 39.5% in the quarter ended August 31, 2005. The Company's effective tax rate, including the impact of the adoption of the requirement to recognize compensation expense related to employee stock option grants and employee stock purchases, was 46.6% in the quarter ended August 31, 2006. The Company cannot recognize a potential tax benefit for certain stock option grants until and unless the holder exercises his or her option and sells the shares. In addition, the Company can only recognize a potential tax benefit for employees' acquisition and subsequent sale of shares purchased through the Company's Employee Stock Purchase Plan if the sale occurs within a certain defined period. Further, under SFAS 123(R), certain potential tax benefits associated with incentive stock options fully vested at the time of adoption of SFAS 123(R) will be recognized as additional paid in capital when and if those options are exercised.

                          RESOURCES CONNECTION, INC.
                          NON-GAAP INCOME STATEMENT
                   (in thousands, except per share amounts)

                                                           Quarter
                                                      Ended August 31,
                                                ----------------------------
                                                    2006            2005
                                                ------------    ------------
                                                         (unaudited)
Revenue                                         $    165,107    $    149,588
Direct costs of services                              99,919          90,650
                                                ------------    ------------
Gross profit                                          65,188          58,938

Selling, general and administrative
 expenses (1)                                         40,097          34,092
                                                ------------    ------------
Operating income before amortization and
 depreciation (1)                                     25,091          24,846
Amortization of intangible assets                        418             435
Depreciation expense                                   1,356             492
                                                ------------    ------------
Operating income (1)                                  23,317          23,919
Interest income                                       (1,909)           (972)
                                                ------------    ------------
Income before provision for income taxes (1)          25,226          24,891
Provision for income taxes (2)                        10,090           9,832
                                                ------------    ------------
Net income (1) (2)                              $     15,136    $     15,059
                                                ------------    ------------
Diluted net income per share                    $       0.30    $       0.29
                                                ------------    ------------
Diluted shares (3)                                    50,936          51,434
                                                ------------    ------------

(1) Excludes $4,701 of expense in the quarter ended August 31, 2006 related to the mandatory requirement to recognize compensation expense related to employee stock option grants and employee stock purchases, effective with the Company's first quarter of fiscal 2007. There was no corresponding expense in the quarter ended August 31, 2005.

(2) Excludes tax benefits related to stock based compensation of $516. Please refer to footnote (2) on the Income Statement for further detail.

(3) Includes 1,161 of shares presumed to be repurchased in accordance with the requirements of SFAS 123(R) and SFAS 128 for GAAP computation of diluted number of shares.

See table below for reconciliation of net income on a GAAP basis to non-GAAP net income, and diluted net income per share on a GAAP basis to non-GAAP diluted net income per share.

                           RESOURCES CONNECTION, INC.

Following is a reconciliation of net income under GAAP to non-GAAP net income for the three months ended August 31, 2006. There was no corresponding reconciliation necessary for the three months ended August 31, 2005, as the Company had not adopted the accounting required under SFAS 123(R).

                                                               (in thousands,
                                                                 except per
                                                               share amounts)
                                                               --------------
GAAP net income                                                $       10,951
Stock based compensation included in SG&A                               4,701
Effect of stock based compensation on provision for income
 taxes                                                                   (516)
                                                               --------------
Net effect of stock based compensation                                  4,185
                                                               --------------
Non-GAAP net income                                            $       15,136
                                                               --------------

Following is a reconciliation of shares used in the calculation of GAAP to non-GAAP diluted net income per share:

Diluted number of shares used - GAAP                                   49,775
Impact of SFAS 123R                                                     1,161
                                                               --------------
Diluted number of shares used -non-GAAP                                50,936
                                                               --------------

Following is a reconciliation of GAAP diluted net income per share to non-GAAP diluted net income per share:

GAAP diluted net income per share                              $         0.22
Net effect of stock based compensation on
 diluted net income per share                                  $         0.08
                                                               --------------
Non-GAAP diluted net income per share                          $         0.30
                                                               --------------

                           RESOURCES CONNECTION, INC.
                       SELECTED BALANCE SHEET INFORMATION
                                 (in thousands)

                                                  August 31,       May 31,
                                                    2006            2006
                                                ------------    ------------
                                                         (unaudited)
Cash, cash equivalents, short-term
 investments and long-term marketable
 securities                                     $    171,929    $    185,439
Accounts receivable, less allowances            $     93,388    $     90,720
Total assets                                    $    391,660    $    398,611
Current liabilities                             $     55,852    $     66,614
Total stockholders' equity                      $    323,334    $    317,436